Filed Pursuant to Rule 497(e)
Registration No. 033-06790
THE GAMCO WESTWOOD FUNDS (the “Trust”)
GAMCO Westwood Mighty MitesSM Fund (the “Mighty MitesSM Fund”)
Supplement dated June 1, 2011, to the Trust’s ABCI Prospectus dated January 31, 2011.
Effective immediately, the following information replaces the first sentence on page 3 under the “Principal Investment Strategies” sub-heading of the “Summary of the Funds” section of the Trust’s ABCI Prospectus for the Mighty MitesSM Fund as well as the first sentence on page 32 under the “Mighty Mites Fund” sub-heading of the “Additional Information about the Funds’ Investment Objectives, Investment Strategies and Related Risks” section of the Trust’s ABCI Prospectus:
“The Mighty MitesSM Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $500 million or less at the time of the Mighty MitesSM Fund’s initial investment.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE